[Front Cover]
[sidebar text]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[end of sidebar text]

[STATE STREET RESEARCH LOGO]
[PHOTO OF CUSTOM HOUSE CLOCKFACE, BOSTON]

[STATE STREET RESEARCH LOGO]

Government Income Fund
---------------------------------------------------

A bond fund focusing on
U.S. government securities.



Prospectus
March 1, 1999

        CONTENTS
--------------------------------------------------------------------------------


        1  THE FUND
         ----------

        1  Goal and Strategies
        2  Principal Risks
        4  Volatility and Performance
        6  Investor Expenses
        8  Investment Management


        9  YOUR INVESTMENT
         -----------------

        9  Opening an Account
        9  Choosing a Share Class
       10  Sales Charges
       13  Dealer Compensation
       14  Buying and Selling Shares
       18  Account Policies
       20  Distributions and Taxes
       21  Investor Services


       22  OTHER INFORMATION
         -------------------

       22  Other Securities and Risks
       24  Financial Highlights
       26  Board of Trustees


Back Cover For Additional Information

                                    THE FUND                              1
--------------------------------------------------------------------------------

[chesspiece graphic] GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks high current income.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in U.S. government securities. These may include debt securities of such issuers as:

[bullet]  the U.S. Treasury

[bullet]  the Government National Mortgage Association (Ginnie Mae)

[bullet]  the Federal National Mortgage Association (Fannie Mae)

[bullet]  the Federal Home Loan Mortgage Corporation (Freddie Mac)

[bullet]  the Resolution Funding Corporation

The fund may also invest in STRIPS, securities offered by the government in which the principal and interest components of U.S. Treasury bonds trade separately from each other.

The fund may invest up to 35% of total assets in other government and private securities. These may include mortgage-related securities (securities that represent interests in pools of mortgages) that are issued by investment banks and insurance companies. At the time of purchase these securities are in the highest rating category (Standard & Poor's AAA or Moody's Aaa) or if unrated are the equivalent. The fund may also invest in foreign securities, asset-backed securities and trust certificates (securities representing interest in pools of U.S. government loans), as well as custodial receipts, which are similar to STRIPS but are privately issued.

In managing its portfolio, the fund attempts to balance sensitivity to interest rate movements with the

[sidebar text]

[magnifying glass graphic]

WHO MAY WANT TO INVEST

State Street Research Government Income Fund is designed for investors who seek one or more of the following:

[bullet] a relatively conservative investment for income

[bullet] a bond fund that emphasizes highly creditworthy U.S. government securities

[bullet] a fund to complement a portfolio of more aggressive investments

The fund is NOT appropriate for investors who:

[bullet] want to avoid even moderate volatility

[bullet] are seeking high growth or maximum income

[bullet] are investing emergency reserve money

[end of sidebar text]

     2                         THE FUND CONTINUED
--------------------------------------------------------------------------------


potential for yields. Although the fund may invest in securities of any maturity, it generally invests in those with medium- to long-term remaining maturities in order to obtain higher yields. Securities with longer maturities, however, tend to be more sensitive to interest rate changes. Thus at times the fund may invest in short-term and other types of securities. In addition, the fund may emphasize securities of different sectors - for example, U.S. Treasuries or mortgage-related securities, both for reasons of yield and of interest rate sensitivity.

 The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 22.


[traffic sign graphic] PRINCIPAL RISKS

Because the fund invests primarily in bonds and other debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

In general, the price of a bond will move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a bond's price to rise). Also, STRIPS can be highly volatile.

Mortgage-related securities can offer attractive yields, but carry additional risks. The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the direction and impact of interest

                                                                          3
                                                                          ------

rate movements and the creditworthiness of the fund's non-U.S. government securities.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

[SIDEBAR TEXT]
[MAGNIFYING GLASS GRAPHIC]

U.S. GOVERNMENT
SECURITIES AND
CREDIT QUALITY

The term "U.S. government securities" covers securities from a range of issuers. These include the federal government itself, various agencies and certain organizations created through legislation. Some of these issuers are actually private (or partly so) but have a special relationship with the government.

Treasury securities are direct obligations of the U.S. Treasury, and are backed by the full faith and credit of the federal government. This is recognized as the strongest form of credit backing in the U.S.

Some securities that are not issued by the U.S. Treasury carry the government's full faith and credit backing as to principal or interest, although they are not actually direct obligations of the government. Other securities are backed by the issuer's right to borrow up to a certain amount from the U.S. Treasury, while some are backed only by the credit of the issuing organization itself or by a pledge that the government would intervene in the event of a default.

While there are different shades of credit quality to these securities, government securities as a group are considered highly creditworthy. Of course, credit quality only pertains to the risk of default; the market value of these securities will still change with movements in interest rates and other factors.

[END OF SIDEBAR TEXT]

     4                     VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------

[description of bar chart]

                                                                         Years ended December 31
                                            ---------------------------------------------------------------------------------
Year-by-Year Total Return (Class A)            1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
-----------------------------------------------------------------------------------------------------------------------------
                                               12.53   8.91    16.08   6.75    9.85    (2.89)  17.62   3.16    9.12    9.11


[end description of bar chart]

[ARROW UP]   Best quarter: second quarter 1989, up 6.88%
[ARROW DOWN] Worst quarter: first quarter 1994, down 2.22%


                                                                                  As of December 31, 1998
                                                                        -------------------------------------------
Average Annual Total Return                                             1 Year           5 Years         10 Years
-------------------------------------------------------------------------------------------------------------------
             Class A (%)                                                  4.20              6.02             8.37
            -------------------------------------------------------------------------------------------------------
             Class B(1) (%) (introduced January 1, 1999)                  --                --               --
            -------------------------------------------------------------------------------------------------------
             Class B (%)                                                  3.24              5.86             8.40
            -------------------------------------------------------------------------------------------------------
             Class C (%)                                                  7.32              6.19             8.41
            -------------------------------------------------------------------------------------------------------
             Class S (%)                                                  9.39              7.24             9.02
            -------------------------------------------------------------------------------------------------------
             Merrill Lynch Government Master Index (%)                    9.85              7.21             9.17
            -------------------------------------------------------------------------------------------------------
             Lipper General U.S. Government Funds Index (%)               7.85              6.01             7.92

                                                                          5
                                                                          ------


[sidebar text]
[magnifying glass graphic] UNDERSTANDING VOLATILITY AND PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

[bullet] YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

[bullet] AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included are two independent measures of performance. The Merrill Lynch Government Master Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities. The Lipper General U.S. Govern-ment Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.


While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Merrill Lynch Government Master Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 12), these returns would have been lower.

Keep in mind that past performance is no guarantee of future results.

[END OF SIDEBAR TEXT]

      6                        INVESTOR EXPENSES
--------------------------------------------------------------------------------


                                                                                   Class descriptions begin on page 10
------------------------------------------------------------------------------------------------------------------------------------
Shareholder Fees (% of offering price)                                     Class A      Class B(1)    Class B    Class C    Class S
------------------------------------------------------------------------------------------------------------------------------------
                                 Maximum front-end sales charge (load)       4.50          0.00         0.00       0.00       0.00
                                ----------------------------------------------------------------------------------------------------
                                 Maximum deferred sales charge (load)        0.00(a)       5.00         5.00       1.00       0.00
                                ----------------------------------------------------------------------------------------------------


Annual Fund Expenses (% of average net assets)                             Class A      Class B(1)    Class B    Class C    Class S
------------------------------------------------------------------------------------------------------------------------------------
                                 Management fee(b)                           0.59          0.59         0.59       0.59       0.59
                                ----------------------------------------------------------------------------------------------------
                                 Distribution/service (12b-1) fees           0.25          1.00         1.00       1.00       0.00
                                ----------------------------------------------------------------------------------------------------
                                 Other expenses                              0.21          0.21         0.21       0.21       0.21
                                                                             ----          ----         ----       ----       ----
                                ----------------------------------------------------------------------------------------------------
                                 Total annual fund operating expenses        1.05          1.80         1.80       1.80       0.80
                                                                             ====          ====         ====       ====       ====
                                ----------------------------------------------------------------------------------------------------


                                 Year                                      Class A      Class B(1)    Class B    Class C    Class S
------------------------------------------------------------------------------------------------------------------------------------
                                 1                                           $552       $683/$183     $683/$183  $283/$183    $82
                                ----------------------------------------------------------------------------------------------------
                                 3                                           $769       $866/$566     $866/$566     $566      $255
                                ----------------------------------------------------------------------------------------------------
                                 5                                          $1,003     $1,175/$975   $1,175/$975    $975      $444
                                ----------------------------------------------------------------------------------------------------
                                 10                                         $1,675        $1,919       $1,919      $2,116     $990
                                ----------------------------------------------------------------------------------------------------

[footnote text]
(a) Except for investments of $1 million or more; see page 13.

(b) Reflects fee schedule that became effective August 1, 1998 as if it had been in place during the Fund's previous fiscal year.
[End footnote text]

[sidebar text]
[magnifying glass graphic] UNDERSTANDING INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] ANNUAL FUND EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

[bullet] The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

      8                        THE FUND CONTINUED
--------------------------------------------------------------------------------


[thinker graphic] INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, MA 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $54 billion in assets under management (as of January 31, 1999), including $17 billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.60% of the first $500 million of net assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in March 1987. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963.

                                YOUR INVESTMENT                           9
--------------------------------------------------------------------------------


[Key Graphic] OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.


[Checklist Graphic] CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

     10                    YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

CLASS A - FRONT LOAD

[bullet] Initial sales charge of 4.5% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule at right

[bullet] Lower annual expenses than Class B(1) or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

Class B (1)- BACK LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within six years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


CLASS B - BACK LOAD

[bullet] Available only to current Class B shareholders. See page 11 for details


CLASS C - LEVEL LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B(1) shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


CLASS S - SPECIAL PROGRAMS

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes


SALES CHARGES

Class A - Front Load

 WHEN YOU INVEST              THIS % IS      WHICH EQUALS
 THIS AMOUNT                  DEDUCTED       THIS % OF
                              FOR SALES      YOUR NET
                              CHARGES        INVESTMENT
-----------------------------------------------------------------
 Up to $100,000               4.50           4.71
-----------------------------------------------------------------
 $100,000 to $250,000         3.50           3.63
-----------------------------------------------------------------
 $250,000 to $500,000         2.50           2.56
-----------------------------------------------------------------
 $500,000 to $1 million       2.00           2.04
-----------------------------------------------------------------
 $1 million or more               see below


With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales

                                                                         11
                                                                         -------

charge" (CDSC) of 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) - BACK LOAD


                              THIS % OF NET ASSET VALUE
 WHEN YOU SELL SHARES         AT THE TIME OF PURCHASE (OR
 IN THIS YEAR AFTER YOU       OF SALE, IF LOWER) IS DEDUCT-
 BOUGHT THEM                  ED FROM YOUR PROCEEDS
--------------------------------------------------------------------
 First year                        5.00
--------------------------------------------------------------------
 Second year                       4.00
--------------------------------------------------------------------
 Third year                        3.00
--------------------------------------------------------------------
 Fourth year                       3.00
--------------------------------------------------------------------
 Fifth year                        2.00
--------------------------------------------------------------------
 Sixth year                        1.00
--------------------------------------------------------------------
 Seventh or eighth year            None


With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B - BACK LOAD
-------------------
Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CSDC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

     12                    YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------


CLASS C - LEVEL LOAD


                              THIS % OF NET ASSET VALUE
 WHEN YOU SELL SHARES         AT THE TIME OF PURCHASE (OR
 IN THIS YEAR AFTER YOU       OR SALE, IF LOWER) IS DEDUCT-
 BOUGHT THEM                  ED FROM YOUR PROCEEDS
----------------------------------------------------------------------
 First year                        1.00
----------------------------------------------------------------------
 Second year or later              None
----------------------------------------------------------------------


With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS S - SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype employee retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.


[sidebar text]
[magnifying glass graphic] UNDERSTANDING DISTRIBUTION/SERVICE FEES

As noted in the descriptions on page 10, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 13 shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new accounts.

[end of sidebar text]

                                                                         13
                                                                         -------

[check graphic] Dealer Compensation

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.


BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


Maximum Dealer Compensation %           Class A    Class B(1)    Class B    Class C    Class S
--------------------------------------------------------------------------------------------------
 Commission                            See below     4.00         4.00        1.00       0.00
    Investments up to $100,000           4.00          -            -           -          -
    $100,000 to $250,000                 3.00          -            -           -          -
    $250,000 to $500,000                 2.00          -            -           -          -
    $500,000 to $1 million               1.75          -            -           -          -
    First $1 to 3 million                1.00(a)       -            -           -          -
    Next $2 million                      0.75(a)       -            -           -          -
    Next $2 million                      0.50(a)       -            -           -          -
    Next $1 and above                    0.25(a)       -            -           -          -
 Annual fee                              0.25        0.25         0.25        1.00       0.00

[footnote text]
(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.
[end footnote text]

     14                    BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[Cach Register Graphic] POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

[bullet] $1,000 for accounts that use the Investamatic program(a)

[bullet] $2,000 for Individual Retirement Accounts(a)

[bullet] $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

[footnote text]
(a) Through April 15, 1999, the minimum is $500 for Individual Retirement Accounts. Also, the $10 annual administrative fee will be waived for new IRAs with $5,000 invested by then.
[end footnote text]

                             INSTRUCTIONS FOR BUYING SHARES              15
--------------------------------------------------------------------------------

                                     To Open an Account                         To Add to an Account

[graphic of    Through a             Consult your financial professional or     Consult your financial professional or
Briefcase]     Professional          your program materials.                    your program materials.
               or Program

By Mail [graphic of Mailbox]         Make your check payable to "State Street   Fill out an investment slip or indicate
                                     Research Funds." Forward the check and     the fund name and account number on your
                                     your application to                        check. Make your check payable to "State
                                     State Street Research.                     Street Research Funds." Forward the
                                                                                check and slip to State Street Research.

[graphic of    By Federal            Call to obtain an account number and       Call State Street Research to obtain a
Federal        Funds Wire            forward your application to State Street   control number. Instruct your bank to
Building]                            Research. Wire funds using the             wire funds to:
                                     instructions at right.                     [bullet] State Street Bank and Trust Company,
                                                                                 Boston, MA
                                                                                [bullet] ABA: 011000028
                                                                                [bullet] BNF: fund name and share class you
                                                                                         want to buy
                                                                                [bullet] AC: 99029761
                                                                                [bullet] OBI: your name and your account number
                                                                                [bullet] Control: the number given to you by
                                                                                         State Street Research

By Electronic   [graphic of          Verify that your bank is a member of the   Call State Street Research to verify
Funds Transfer  electric plus        ACH (Automated Clearing House) system.     that the necessary bank information is
(ACH)                                Forward your application to State Street   on file for your account. If it is, you
                                     Research. Please be sure to include the    may request a transfer with the same
                                     appropriate bank information. Call State   phone call. If not, please ask State
                                     Street Research to request a purchase.     Street Research to provide you with an
                                                                                EZ Trader application.

[graphic of     By Investamatic      Forward your application, with all         Call State Street Research to verify that
calender]                            appropriate sections completed, to State   Investamatic is in place on your account.
                                     Street Research, along with a check        of to request a form to add it. Investments
                                     for your initial investment payable to     are automatic once Investamatic is in place.
                                     "State Street Research Funds".

By Exchange    [Graphic of           Call State Street Research or visit our    Call State Street Research or visit our
                Exchange]            Web site.                                  Web site.

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408                        Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

     16                    YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[Cash Register Graphic] POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                            INSTRUCTIONS FOR SELLING SHARES              17
--------------------------------------------------------------------------------

[Graphic of               Through a          Consult your financial professional or your program materials.
Briefcase]                Professional
                          or Program

By Mail  [Graphic of Mailbox]                Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required
                                             (see facing page).


[Graphic of                By Federal        Check with State Street Research to make sure that a wire redemption privilege,
Federal Building]          Funds Wire        including a bank designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)

By Electronic   [Graphic of                  Check with State Street Research to make sure that the EZ Trader feature, including a
Funds Transfer   Electric Plug]              bank designation, is in place on your account. Once this is established, you may place
(ACH)                                        your request to sell shares with State Street Research. Proceeds will be sent to your pre-designated bank account.

[Graphic of                By Telephone       As long as the transaction does not require a written request (see facing page), you
 Telephone]                                   or your financial professional can sell shares by calling State Street Research. A check will be mailed to your address of record on the following business day.

By Exchange [Graphic of Exchange]             Read the prospectus for the fund into which you are exchanging. Call State Street
                                              Research or visit our Web site.

[Graphic of Calendar]      By Systematic      See plan information on page 21.
                           Withdrawal Plan

By Check [Graphic of Check]                   The checkwriting privilege is available for Class  A shares only. If you have requested this privilege on yourapplication you may write checks for amounts from $500 to $100,000.

State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408   Internet www.ssrfunds.com
Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

     18                    YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------


[Graphic of Policies] ACCOUNT POLICIES

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGES PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                         19
                                                                         -------

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its share price every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

     20                    YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------


[sidebar text
[Magnifying glass graphic] TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year or calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)

[end of sidebar text]


[Graphic of Uncle Sam] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December, after the end of the fund's fiscal year, which is October 31. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains--in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not

                                                                         21
                                                                         -------


depend on how long you have owned your shares and whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.


[Interlocked Hands Graphic] INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House)system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

     22                        OTHER INFORMATION
-----------------------------------------------------


[Graphic of securities certificates] OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its position in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

                                                                         23
                                                                         -------


The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

ZERO (OR STEP) COUPONS A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

ASSET-BACKED SECURITIES Asset-backed securities represent interests in pools of debt (other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that on the underlying obligations, payments may be made more slowly, and rates of default may be higher, than expected. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities.To the extent that the fund does this, it is not pursuing its goal.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances is this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

     24                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by PricewaterhouseCoopers LLP, the fund's independent accountants. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.


                                                             Class A                                     Class B
                                         -------------------------------------------------------------------------------------------
                                                      Years ended October 31                      Years ended October 31
Per Share Data                             1994(a)   1995(a)  1996(a)  1997(a)  1998(a)  1994(a)  1995(a)  1996(a)  1997(a)  1998(a)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
   of year ($)                              12.92     11.68    12.58    12.43    12.65     12.91    11.66   12.55    12.40    12.61
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
   Net investment income ($)                 0.81      0.83     0.81     0.80     0.78      0.72     0.73    0.71     0.70     0.68
   Net realized and unrealized gain
   (loss) on investments, options,
   forward contracts and foreign
   currency ($)                             (1.26)     0.88    (0.17)    0.22     0.43     (1.27)    0.87   (0.16)    0.22     0.43
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
 Total from investment operations ($)       (0.45)     1.71     0.64     1.02     1.21     (0.55)    1.60    0.55     0.92     1.11
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
   Dividends from net investment income ($) (0.79)    (0.81)   (0.79)   (0.80)   (0.79)    (0.70)  (0.71)   (0.70)   (0.71)   (0.69)
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
 Total distributions ($)                    (0.79)    (0.81)   (0.79)   (0.80)   (0.79)    (0.70)   (0.71)  (0.70)   (0.71)   (0.69)
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
 Net asset value, end of year ($)           11.68     12.58    12.43    12.65    13.07     11.66    12.55   12.40    12.61    13.03
                                            =====     =====    =====    =====    =====     =====    =====   =====    =====    =====
 Total return (%)(b)                        (3.58)    15.07     5.28     8.52     9.85     (4.38)   14.15    4.51     7.66     9.07


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year
  ($ thousands)                           638,418   655,045  584,313  524,565  518,651    52,319   87,908  95,218   97,253  129,976
------------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)                           1.07      1.10     1.09     1.08     1.09      1.82     1.85    1.84     1.83     1.84
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)                   6.54      6.83     6.50     6.44     6.11      5.86     6.01    5.75     5.68     5.33
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)               134.41    105.57    88.79   124.95   160.89    134.41   105.57   88.79   124.95   160.89
------------------------------------------------------------------------------------------------------------------------------------

                                                                         25
                                                                         -------


                                                             Class C                                     Class S
                                         -------------------------------------------------------------------------------------------
                                                      Years ended October 31                      Years ended October 31
Per Share Data                             1994      1995(a)  1996(a)  1997(a)  1998(a)  1994     1995(a)  1996(a)  1997(a)  1998(a)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning
  of year ($)                               12.91     11.66    12.56    12.41    12.62     12.92    11.67   12.57    12.42    12.64
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
   Net investment income ($)                 0.72      0.74     0.71     0.70     0.67      0.84     0.90    0.84     0.80     0.81
   Net realized and unrealized gain
   (loss) on investments, options,
   forward contracts and foreign
   currency ($)                             (1.27)     0.87    (0.16)    0.22     0.44     (1.27)    0.84   (0.17)    0.25     0.43
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
 Total from investment operations ($)       (0.55)     1.61     0.55     0.92     1.11     (0.43)    1.74    0.67     1.05     1.24
   Dividends from net investment income ($) (0.70)    (0.71)   (0.70)   (0.71)   (0.69)    (0.82)   (0.84)  (0.82)   (0.83)   (0.82)
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
 Total distributions ($)                    (0.70)    (0.71)   (0.70)   (0.71)   (0.69)    (0.82)   (0.84)  (0.82)   (0.83)   (0.82)
                                            -----     -----    -----    -----    -----     -----    -----   -----    -----    -----
 Net asset value, end of year ($)           11.66     12.56    12.41    12.62    13.04     11.67    12.57   12.42    12.64    13.06
                                            =====     =====    =====    =====    =====     =====    =====   =====    =====    =====
 Total return (%)(b)                        (4.38)    14.24     4.51     7.65     9.06     (3.42)   15.37    5.55     8.80    10.13


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
 Net assets at end of year ($ thousands)   13,425    13,033   14,473   16,301   27,659       203    5,036   7,767   32,115   31,468
------------------------------------------------------------------------------------------------------------------------------------
 Expense ratio (%)                           1.82      1.85     1.84     1.83     1.84      0.82     0.85    0.84     0.82     0.84
------------------------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income
 to average net assets (%)                   5.84      6.08     5.76     5.68     5.28      8.01     6.79    6.78     6.66     6.38
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate (%)               134.41    105.57    88.79   124.95   160.89    134.41   105.57   88.79   124.95   160.89
------------------------------------------------------------------------------------------------------------------------------------

[footnote text]
(a) Per-share figures have been calculated using the average shares method.

(b) Does not reflect any front-end or contingent deferred sales charge. [end footnote text]

     26                        BOARD OF TRUSTEES
--------------------------------------------------------------------------------

[COLUMN GRAPHIC]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Ralph F. Verni
Chairman of the Board, President
Chief Executive Officer and Director,
State Street Research & Management
Company

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Edward M. Lamont
Formerly in banking, (with an affiliate of J.P. Morgan & Co. in New York); presently engaged in private investments and civic affairs

Robert A. Lawrence
Former Partner, Saltonstall & Co.

Dean O. Morton
Former Executive Vice President,
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean, School of Business and Public
Management, George Washington
University; former Member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading
Commission

Toby Rosenblatt
President, The Glen Ellen Company
Vice President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                           FOR ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

[begin sidebar text]

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.



[STATE STREET RESEARCH LOGO]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com


You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.



prospectus
----------------------------
SEC File Number: 811-4911

[end of sidebar text]


You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
------------------------------------------
 Class A                         SSGIX
------------------------------------------
 Class B(1) (proposed)           SGIPX
------------------------------------------
 Class B                         SSGBX
------------------------------------------
 Class C                         SGIDX
------------------------------------------
 Class S (proposed)              SGICX


                                                                    GI-906E-0399
                                                 Control Number: (exp0300)SSR-LD

                  STATE STREET RESEARCH GOVERNMENT INCOME FUND

                                   a Series of

                      STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1999

                                TABLE OF CONTENTS

                                                                   Page
INVESTMENT OBJECTIVE..................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.......................2

ADDITIONAL INFORMATION CONCERNING
           CERTAIN RISKS AND INVESTMENT TECHNIQUES....................4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..................... 17

THE TRUST, THE FUND AND ITS SHARES.................................. 21

TRUSTEES AND OFFICERS............................................... 24

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES............. 29

PURCHASE AND REDEMPTION OF SHARES................................... 30

SHAREHOLDER ACCOUNTS................................................ 37

NET ASSET VALUE..................................................... 41

PORTFOLIO TRANSACTIONS.............................................. 42

CERTAIN TAX MATTERS................................................. 46

DISTRIBUTION OF SHARES OF THE FUND.................................. 49

CALCULATION OF PERFORMANCE DATA..................................... 54

CUSTODIAN  ......................................................... 58

INDEPENDENT ACCOUNTANTS............................................. 58

FINANCIAL STATEMENTS................................................ 59

           The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Government Income Fund (the "Fund") dated March 1, 1999 which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

           The Fund's financial statements as of and for the fiscal year ended October 31, 1998, which are included in the Fund's Annual Report to Shareholders for that year, are incorporated by reference. The Annual Report is available, without charge, upon request by calling 1-800-562-0032.

CONTROL NUMBER: (EXP0300)SSR-LD

                              INVESTMENT OBJECTIVE

           As set forth under " The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Government Income Fund (the "Fund"), the Fund's investment goal, which is to seek high current income, is fundamental and may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

           As set forth under " The Fund-- Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

           The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

           (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

           (2) not to issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed (provided that reverse repurchase agreements shall be limited to 5% of the Fund's total assets);

           (3) not to underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations;

           (4) not to purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate;

           (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

           (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

           (7)       not to sell securities short;

           (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

           (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industry of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements collateralized by U.S. Government securities) shall be excluded);

           (10) not to borrow money (through reverse repurchase agreements or otherwise) except for emergency purposes or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio accounts is determined to be inconvenient or disadvantageous, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets; (during the period in which any reverse repurchase agreements are outstanding, the

                     Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Such purchases will be made only to the extent necessary to assure completion of the reverse repurchase agreement);

           (11) not to purchase securities on margin other than in connection with the purchase of put options on financial futures contracts, but the Fund may obtain such short-term credits as are necessary for clearance of transactions; and

           (12) not to hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings and then not in excess of 10% of such Fund's total assets, at the time of the borrowing [as a matter of interpretation which is not part of the fundamental policy, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets].

           The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

           (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

           (2) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.


                        ADDITIONAL INFORMATION CONCERNING
                     CERTAIN RISKS AND INVESTMENT TECHNIQUES

Derivatives

           The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

           Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

           The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

           Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

           The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

           Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

           At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

           In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

           The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

           Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

           The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

           The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

           Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

           An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

           The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

           As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

           Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

           Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swap Arrangements

           The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including the purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

           The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

           Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

           These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

           The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

Reverse Repurchase Agreements

           The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

           When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

           The Fund may purchase "when-issued" securities, which are traded at a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

           It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

           Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Mortgage-Related Securities

           The Fund may invest in mortgage-related securities . Mortgage-related securities represent interests in pools of commercial or residential mortgage loans . Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

           Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

           In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates , the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

           In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

Foreign Investments

           The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") , European Depositary Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs , EDRs and GDRs, to a maximum of 20% of its total investments.

           ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued to one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs , EDRs or GDRs. Although investment in the form of ADRs , EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

           ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

           The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

           These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

           The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Under current policy, the Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.


Securities Lending

           The Fund may lend portfolio securities with a value of up to 33 1/3 % of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

           The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

           The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

           The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

           In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace                       Electric                 Oil Refining & Marketing
Airline                         Electric Equipment       Oil Service
Asset-backed -- Mortgages       Electronic Components    Paper Products
Asset-backed -- Credit Card     Electronic Equipment     Personal Care
      Receivables               Entertainment            Photography
Automotive                      Financial Service        Plastics
Automotive Parts                Food & Beverage          Printing & Publishing
Bank                            Forest Products          Railroad
Building                        Gaming & Lodging         Real Estate & Building
Business Services               Gas                      Recreation
Cable                           Gas Transmission         Retail Trade
Capital Goods & Equipment       Grocery                  Savings & Loan
Chemical                        Healthcare & Hospital    Shipping & Transportation
Computer Software &                   Management         Technology &
      Service                   Hospital Supply                Communications
Conglomerate                    Hotel & Restaurant       Telephone
Consumer Goods &                Insurance                Textile & Apparel
      Services                  Machinery                Tobacco
Container                       Media                    Truckers
Cosmetics                       Metal & Mining           Trust Certificates--
Diversified                     Office Equipment               Governmental Related
Drug                            Oil Production                 Lending


Computer-Related Risks

           Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

             The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to the problem. The Fund does not currently anticipate that the problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in the area, however, including the possibility that the problems could negatively affect the investment markets or the economy generally.


                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

           The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

Managing Volatility

           In administering the Fund's portfolio, the Investment Manager attempts to manage volatility in part by managing the duration and weighted average maturity of the Fund's bond position.

           Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities held in the Fund's portfolio -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

           The Investment Manager may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust portfolio duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust bond portfolio duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

           Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more bond prices will vary in response to changes in interest rates.

           U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

           U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the

U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

           Treasury STRIPS and Custodial Receipts. U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

           In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

           The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Foreign Government Debt

         The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Supranational Debt

         Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign Currency Units

         The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Sub-Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Synthetic Non-U.S. Money Market Positions

         Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by (i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

Bank Money Investments

           Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

           U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

           Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Zero and Step Coupon Securities

           Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

Commercial Paper Ratings

           Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

           Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

           The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

           In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

Rating Categories of Debt Securities.

         Set forth below is a description of S&P corporate bond and debenture rating categories.

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC CC and C categories are regarded as having significant speculative characteristics. BB indicates that least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these maybe outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks such as interest only (IO) and principal only (PO) mortgage securites; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture rating categories.

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                       THE TRUST, THE FUND AND ITS SHARES

           The Fund was organized in 1987 as a separate series of State Street Research Financial Trust (the "Trust"), a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trust currently is comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios:
Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. The Trustees have authorized shares of the Fund to be issued in five classes: Class A, Class B(1), Class B, Class C and Class S shares.

           Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

           Shareholder rights granted under the Master Trust Agreement may be modified by the Trustees , provided, however, that the Master Trust Agreement may not be amended if such amendment (a) repeals the limitations on personal liability of any shareholder, or repeals the prohibition of assessment upon shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

           Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940

Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

           Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

           The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

           *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc.

           +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 61. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

           +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

           *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

           +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 72. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.

           +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 72. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

           *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.
------------------------

           * or +, see footnotes on page 26.

           *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

           +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired, and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

           +Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is
55. Her principal occupation is currently Dean and Professor of Finance and Administration School of Business and Public Management, The George Washington University. Dr. Phillips's other principal business affiliations include Director of Cantor Fitzgerald Futures Exchange, Inc. and State Farm Life Insurance Company. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

           *E.K. Easton Ragsdale, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 48. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company and as Senior Vice President and Chief Quantitative Analyst for Kidder Peabody & Co.

           +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

           +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

           *+ Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President , Director and Chief Investment Officer - Fixed Income of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.


------------------------

           * or +, see footnotes on page 26.

           *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 56. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. (until February 1996, prior positions as President and Chief Executive Officer of that company).


--------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

           Record ownership of shares of the Fund as of November 30, 1998 was as follows:

           Class         Holder          % of Class
           -----         ------          ----------
           A        Merrill Lynch            37.51
           B        Merrill Lynch            21.70
           C        Merrill Lynch            67.68
           S        Metropolitan Life        56.64
                    Chase Manhattan          17.77
                    Amalgamated Bank
                    of New York              12.28
                    State Street Bank,
                    Trustee                   7.74


           The full name and address of the above persons or institutions are:

           Merrill Lynch, Pierce, Fenner & Smith,  Inc. (a)
           One Liberty Plaza, 165 Broadway, New York, NY  10080

           State Street Bank and Trust Company (a) (b)
           225 Franklin Street, Boston, MA  02111

           Amalgamated Bank of New York (a) (c)
           P.O. Box 370, Cooper Station, New York, NY  10003

           Chase Manhattan Bank, N.A. (a) (d)
           770 Broadway, New York, NY  10003

           Metropolitan Life Insurance Company
           303 Perimeter Center N. Suite 500, Atlanta, GA  30346


(a) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

(b) State Street Bank and Trust Company holds such shares as custodian for various retirement accounts.

(c) Amalgamated Bank holds such shares as custodian for various retirement accounts.

(d) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

           Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

           As of November 30, 1998, the Trustees and principal officers of the Trust as a group owned less than 1% of the outstanding Class A shares of the Fund, and owned none of the outstanding Class B, Class C or Class S shares.

           The Trustees were compensated as follows:

                                                                      Total
                                                                  Compensation
                                          Aggregate              From Trust and
                                        Compensation              Complex Paid
         Name of Trustee                From Fund (a)             to Trustees(b)
         ---------------               --------------             --------------
Steve A. Garban                         $ 4,300                       $110,300

Malcolm T. Hopkins                      $ 4,000                       $ 97,200

Edward M. Lamont                        $ 3,700                       $ 66,000

Robert A. Lawrence                      $ 4,000                       $ 96,700

Dean O. Morton                          $ 4,500                       $110,700

Susan M. Phillips                       $   235                       $ 12,145

Toby Rosenblatt                         $ 3,900                       $ 72,600

Michael S. Scott Morton                 $ 4,700                       $115,500

Ralph F. Verni                          $     0                       $      0

(a) For the Fund's fiscal year ended October 31, 1998. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan, served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1998. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

           Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

           State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

           The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

           The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading.

           The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1998, $4,226,796; 1997, $4,364,193; and 1996, $4,723,842.

           The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

           Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

           Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund generally offers four classes of shares. Class A, Class B(1), Class C and Class S shares are available to all eligible investors. The Fund also offers Class B shares, which are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1) and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

           Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

           Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

           As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

           The major differences among the various classes of shares are as follows:


                        Class A                 Class B(1)              Class B                 Class C                 Class S
                        -------                 ----------              -------                 -------                 -------
Sales Charges Paid      Initial sales charge    Contingent              Contingent              Contingent              None
by Investor to          at time of              deferred sales          deferred sales          deferred sales
Distributor             investment of up        charge of 5% to         charge of 5% to         charge of 1%
                        to 4.50%                1% applies to any       2% applies to any       applies to any
                        depending on            shares redeemed         shares redeemed         shares redeemed
                        amount of               within first six        within first five       within one year
                        investment              years following         years following         following their
                                                their purchase; no      their purchase; no      purchase
                                                contingent              contingent
                                                deferred sales          deferred sales
                                                charge after six        charge after five
                                                years                   years

                        On investments of $1
                        million or more, no
                        initial sales charge;
                        but contingent
                        deferred sales charge
                        of 1% applies to any
                        shares redeemed
                        within one year
                        following their
                        purchase

Initial Commission      Above described         4%                      4%                      1%                      None
Paid by                 initial sales charge
Distributor to          less 0.25% to
Financial               0.75% retained by
Professional            distributor

                        On investments of
                        $1 million or
                        more, 0.25% to
                        1% paid to dealer
                        by Distributor
Rule 12b-1 Service
Fee

     Paid by Fund       0.25% each year         0.25% each year         0.25% each year         0.25% each year         None
     to Distributor

     Paid by            0.25% each year         0.25% each year         0.25% each year         0.25% each year         None
     Distributor to                             commencing after        commencing after        commencing after
     Financial                                  one year following      one year following      one year following
     Professional                               purchase                purchase                purchase

Rule 12b-1
Distribution Fee

     Paid by Fund       None                    0.75% for first         0.75% for first         0.75% each year         None
     to Distributor                             eight years; Class      eight years; Class
                                                B(1) shares             B shares convert
                                                convert                 automatically to
                                                automatically to        Class A shares
                                                Class A shares          after eight years
                                                after eight years


                      31

     Paid by            None                    None                    None                    0.75% each year         None
     Distributor to                                                                             commencing after
     Financial                                                                                  one year following
     Professional                                                                               purchase

           Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

           Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

           An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

           A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

           Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

           Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

           In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

           Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

           Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

           In determining the applicability and rate of any contingent deferred sales charge on Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

           Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section

401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then invest in Class A shares of certain funds upon meeting specific criteria.

           Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

           Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

           Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

           Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

           In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

           Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

           Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

           Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

           Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

           Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS

           General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

           Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

           To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

           The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

           The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B(1), Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

           The Fund's Open Account System provides the following options:

           1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

           2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                     (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                     (b) All income dividends and capital gains distributions in cash.

                     (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

           Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

           Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds, subject to any applicable initial holding period, on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other

Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

           Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

           The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

           The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day with normal trading conditions, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

           Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

           Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

           Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

           Telephone Privileges. The following telephone privileges are available:

           o Telephone Exchange Privilege for Shareholder and Shareholder's Financial Professional

                     o Shareholders automatically receive this privilege unless declined.

                     o This privilege allows a shareholder or a shareholder's financial professional to request exchanges into other State Street Research funds.

           o         Telephone Redemption Privilege for Shareholder

                     o Shareholders automatically receive this privilege unless declined.

                     o This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

           o Telephone Redemption Privilege for Shareholder's Financial Professional (This privilege is not automatic; a shareholder must specifically elect it)

                     o This privilege allows a shareholder's financial professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

           A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional ; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

           Alternative Means of Contacting the Fund. It is unlikely, even during periods of extraordinary market conditions, that a shareholder will have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                 NET ASSET VALUE

           The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

           The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

           In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

           In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

           The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

           The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended October 31, 1997 and 1998, respectively, were as follows: 124.95% and

160.89%. The Fund's portfolio turnover rate for the most recent fiscal year was significantly higher than the portfolio turnover rate for the previous fiscal year because of higher volatility in the securities markets and actions taken to reposition the Fund on the yield curve, including transactions to increase the Fund's holdings of government agency securities and reduce its holdings of mortgage related and foreign securities.

Brokerage Allocation

           The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which the transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

           When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems, and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

           In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

           The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

           Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion that is allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

           The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

           It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

The Fund did not pay any brokerage commission in secondary trading during the fiscal years ended October 31, 1996, 1997, and 1998.

           During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

           In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

           In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders have been completed.

           When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund--in General

           The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

           If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

           The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

           Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

           Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

           Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain and loss irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

           Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security may likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

           If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

           The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

           Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

           Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

           Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

           Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

           The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

           Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                       DISTRIBUTION OF SHARES OF THE FUND

           The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended October 31, 1998, 1997 and 1996 total sales charges on Class A shares paid to the Distributor amounted to: $532,039;

$403,481; and $724,878, respectively. For the same periods, the Distributor retained respectively after reallowance of concessions to dealers: $69,104; $50,558; and $89,615. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

           The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

           On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

           For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                              Fiscal Year                            Fiscal Year                           Fiscal Year
                        Ended October 31, 1998                 Ended October 31, 1997               Ended October 31, 1996
                        ----------------------                 ----------------------               ----------------------

                    Contingent         Commissions        Contingent          Commissions         Contingent          Commissions
                     Deferred            Paid to           Deferred             Paid to            Deferred             Paid to
                   Sales Charges         Dealers         Sales Charges          Dealers          Sales Charges          Dealers
                   -------------         -------         -------------          -------          -------------          -------
       Class A     $          0        $    462,935      $          0          $ 352,923         $           0      $     635,263

       Class B     $    201,962        $    857,845      $    287,730          $ 506,486         $     372,729      $     973,303

       Class C     $        563        $    100,800      $      3,988          $  46,920         $       1,828      $      55,368

           The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "General Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts , and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts . In addition, the General Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

           The expenditures to be made pursuant to the General Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and
(ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares ( as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts.

           The Fund also has adopted a "Rule 12b-1 Plan for Distribution of Shares" (the "Share Distribution Plan") under which the Fund shall pay the Distributor (a) a service fee at the end of each month at the annual rate of 0.25% of average daily net assets attributable to the Class B(1) Shares to compensate the Distributor and any securities firms or other third parties who render personal services to and/or maintain shareholder accounts for the shareholders of the respective class and (b) a distribution fee at the end of each month at the annual rate of 0.75% of average daily net assets attributable to the Class B(1) Shares to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to the respective class. To the extent that any payments made by Fund to the Distributor or the Investment Manager, including payment of investment management fees, should be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Class Share Distribution Plan.

           A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees. Payments to the Distributor or to dealers funded under either the General Distribution Plan or the Share Distribution Plan may be discontinued at any time.

           Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).
           The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.

           The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

           The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

           The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

           During the fiscal year ended October 31, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                          Class A           Class B            Class C
                                                          -------           -------            -------
Advertising                                             $        0        $         0          $      0

Printing and mailing of prospectuses to
 other than current shareholders                                 0                  0                 0

Compensation to dealers                                  1,279,457          1,058,552           185,917
                                                        ==========         ==========          ========

Compensation to sales personnel                                  0                  0                 0

Interest                                                         0                  0                 0

Carrying or other financing charges                              0                  0                 0

Other expenses:  marketing; general                              0                  0
                                                        ----------        -----------          --------

Total fees                                              $1,279,457        $ 1,058,552          $185,917
                                                        ==========        ===========          ========


           The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

           No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

           To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

           From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper General U.S. Government Funds Average.

           The average annual total return ("standard total return") and yield of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

 Total Return

           The average annual total return ("standard total return") of each class of the Fund's shares was as follows:

                                 Ten Years                       Five Years                        One Year
                                   Ended                            Ended                            Ended
Fund                        October 31,  1998                October 31, 1998                 October 31, 1998
----                        ------------------               ----------------                 ----------------
Class A                           8.17%                            5.87%                             4.91%
Class B                           8.21%                            5.70%                             4.07%
Class C                           8.22%                            6.03%                             8.06%
Class S                           8.81%                            7.10%                            10.13%


           Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                   P(1+T)(n) = ERV

Where:      P      =    a hypothetical initial payment of $1,000

            T      =    average annual total return

            n      =    number of years

            ERV    =    ending redeemable value at the end of the designated
                        period assuming a hypothetical $1,000 payment made at the beginning of the designated period

           The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

           The annualized yield of each class of shares of the Fund based on the month of October 1998 was as follows:

            Class A                    4.31%
            Class B                    3.78%
            Class C                    3.77%
            Class S                    4.70%

           Yield for the Fund's Class A, Class B(1), Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                    YIELD = 2[( a-b + 1)(6) -1]
                                 ---
                                 cd

Where:        a   =  dividends and interest earned during the period

              b   =  expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

              c   =  the average daily number of shares outstanding during the period that were entitled to receive dividends

              d   =  the maximum offering price per share on the last day of the period

           To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

           With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

           Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

           All accrued expenses and recurring charges are taken into account as described later herein.

           Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

           Accrued expenses include all recurring charges that are charged to all shareholder accounts during the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

           Accrued expenses are determined without giving effect to the subsidization, if any, by affiliates of fees or expenses during the subject period. In calculating the performance, the accrued expenses are reduced by the amount of any subsidy. In the absence of such subsidization, the performance of the Fund would be lower.

Nonstandardized Total Return

           The Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1998, without taking sales charges into account, were as follows:

            Class A                                6.40%
            Class B                                6.02%
            Class C                                6.02%
            Class S                                6.54%

Distribution Rates

           The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

           Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

           The distribution rate of each class of the Fund, based on the quarter ended October 31, 1998, was as follows:

            Class A                                5.48%
            Class B                                4.99%
            Class C                                4.99%
            Class S                                6.00%


                                    CUSTODIAN

           State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

           PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and
(3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

           The Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets included in the Fund's Annual Report to Shareholders as of and for the fiscal year ended October 31, 1998, including any notes thereto or Report of Independent Accountants is hereby incorporated by reference from the Fund's Annual Report, filed with the Securities and Exchange Commission (EDGAR accession number 0000950156-99-000023). Shareholder reports are available without charge upon request. For more information, call the State Street Research Service Center at
(800) 562-0032.

           In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner.


DOCSC\357413.6